SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

     1. Subscription. The undersigned desires to invest in Azco Mining Inc., a Delaware corporation (the "Company") and hereby subscribes for and agrees to purchase the following securities of the Company:

          375,0000 shares of the common stock par value $0.002 per share, of the Company (the "Subscribed Shares") at a purchase price of $150,000 or $0.40 per share. The Subscribed Shares will be issuable only upon acceptance of this Subscription Agreement by the Company and receipt of the consideration set forth in this Subscription Agreement.

     As a condition of the offer, the undersigned agrees to deliver to the Company, this executed Subscription Agreement.

     2. Representations and Warranties. By executing this Subscription Agreement, the undersigned represents, warrants and acknowledges to the Company that: a. Based on personal knowledge and experience in financial and business matters in general, the undersigned understands the nature of this investment, is fully aware of and familiar with the proposed business operations of the
Company, is able to evaluate the merits and risks of an investment in the Subscribed Shares and is capable of protecting the undersigned's interests in such investment; b. The undersigned has been given the opportunity to ask questions about the Company and has been given written copies of: (i) the Company's Form 10-K for the fiscal year ended June 30, 2000; (ii) each of the Company's quarterly reports on Form 10-Q for the quarters ended September 30, 2000, December 31, 2000 and March 31, 2001; (iii) the Form 8-K reports filed with the Securities and Exchange Commission on December 12, 2000 and December 22, 2000; (iv) the Company's proxy statement dated as of April 12, 2001; and (v) an update on the Company's financial condition and prospects, prepared by the Company dated June 30, 2001. c. The undersigned, in determining to purchase the Subscribed Shares, has relied solely upon (i) the advice of his legal counsel and accountants or other financial advisers with respect to the tax, economic and other consequences involved in such purchase and (ii) the undersigned's own, independent evaluation of the business, operations and prospects of the Company and the merits and risks of the purchase of the Subscribed Shares; d. The undersigned has been advised and understands that this investment is, by its nature, very speculative; e. The undersigned has sufficient income and net worth such that the undersigned does not contemplate being required to dispose of any portion of the investment in the Subscribed Shares to satisfy any existing or expected undertaking or indebtedness. The undersigned is able to bear the economic risks of this investment, including, without limiting the generality of the foregoing, the risk of losing all or any part of the investment and probable inability to sell or transfer the investment for an indefinite period of time;
f. The Subscribed Shares when purchased will be acquired for the account of the undersigned and are not being acquired with a view to any distribution thereof, and the undersigned is not, directly or indirectly, participating in an underwriting of any such distribution or transfer; g. The undersigned acknowledges that the offering and sale of the Subscribed Shares are being made by the Company in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The undersigned understands that the Subscribed Shares have not been registered under the 1933 Act or any state securities laws, are "restricted securities" in the hands of the undersigned within the meaning of Rule 144 under the 1933 Act and any future sale of the Subscribed Shares is regulated by the Act and applicable state securities laws; h. The undersigned will not sell or otherwise transfer or dispose of any of the Subscribed Shares (i) except in strict compliance with the provisions of this Subscription Agreement and the restrictions on transfer described herein and (ii) unless such securities are either registered under the 1933 Act, and any applicable state securities laws, or the sale is exempt from such registration requirements and the undersigned delivers to the Company a legal opinion acceptable to the Company in scope and substance to such effect;
i. The undersigned is an accredited investor, as defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act, by virtue of the fact that (PLEASE INITIAL APPLICABLE CHOICES):

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     _____ (i) The  undersigned had individual  income  (exclusive of any income attributable to spouse) of more than $200,000 in each of the most recent two years or joint income with the undersigned's spouse in excess of $300,000 in each of such years and reasonably expects to have income of at least the same level for the current year.

     __X___ (ii) The undersigned has an individual net worth, or a combined net worth with the undersigned's spouse, in excess of $1,000,000. For purposes of this Subscription Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

     _____ (iii) The undersigned is a director or executive officer of the Company.

Accredited partnership, corporation, trust or other entity investors must initial at least one of the following statements.

     _____ (iv) The undersigned is a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(a)(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Securities Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     _____ (v) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

     _____ (vi) The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed of the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     _____ (vii) The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

     _____ (viii) All of the equity owners of the undersigned qualify as accredited investors under one of the statements set forth above.

     _____ (ix) The undersigned does not meet the definition of an accredited investor set forth in Rule 501(a) of Regulation D but the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the investment in the securities offered.

PERSONS INITIALING THIS ITEM MUST ALSO SUBMIT A COMPLETED INVESTOR SUITABILITY QUESTIONNAIRE FOR NON-ACCREDITED INVESTORS ATTACHED HERETO. j. The investment in the Company has been privately proposed to the undersigned without the use of general solicitation or advertising; k. No federal or state agency, including the Securities and Exchange Commission or the securities regulatory agency of any state, has approved or disapproved the common stock, passed upon or endorsed the merits of such investments, or made any finding or determination as to the fairness of the Subscribed Shares for private investment; l. The investment is being made in reliance on specific exemptions from the registration requirements of federal and state securities laws, and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to establish such exemptions; and m. The undersigned beneficially owns approximately 400,000 shares of the Company's common stock, par value $.002 per share. 3. Legend on Certificates. The undersigned agrees to the placement of an appropriate legend reflecting the restrictive nature of the Subscribed Shares on the certificates representing such shares. 4. Indemnification. The undersigned acknowledges and understands the meaning and legal consequences of the representations and warranties contained herein and agrees to indemnify and hold harmless the Company, its directors, officers, agents, employees and attorneys from and against any and all claims, loss, damage liability, cost or expense including attorneys' fees and court costs due to or arising out of or connected directly or indirectly to any breach of any such representation or warranty made by the undersigned. 5. Successors and Assigns. This Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the legal representatives, successors and permitted assignees of the undersigned. 6. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without regard to principles of conflicts of law. 7. Counterparts. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                            [Signatures on Next Page]

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     IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Subscription
Agreement.

         DATED:  August 13, 2001



                                            By:      /s/ Floyd R. Bleak
                                            Signature of Investor

                                            Floyd R. Bleak
                                            Print Name of Investor

                                            Address:
                                            SSN (or EIN):


                                            By:
                                            Signature of Co-Investor (if any)


                                            Print Name of Co-Investor (if any)

                                            Address:
                                            SSN (or EIN):


Agreed to and accepted by Azco Mining Inc.
as of the _____ day of ________________.



By:

Name:

Title:


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